July 8, 2010

PHOCAS SMALL CAP VALUE FUND
a series of Advisors Series Trust

Supplement to the Prospectus
Dated April 30, 2010

On June 22, 2010, the Board of Trustees of Advisors Series Trust (“AST”) approved an Agreement and Plan of Reorganization (the “Plan”) relating to the Phocas Small Cap Value Fund (the “Fund”) pursuant to which the Fund, subject to shareholder approval, would be reorganized into a newly created fund, the Frontegra Phocas Small Cap Value Fund (the “New Fund”), a series of Frontegra Funds, Inc., a Maryland corporation.  The New Fund would have substantially the same investment objective, strategies and risks of the Fund, however, the New Fund would not be a series of AST.  The Plan sets forth the terms and conditions by which the Fund would transfer its assets to the New Fund in exchange for shares of the Fund and would then subsequently distribute those New Fund shares to the Fund’s shareholders (the “Reorganization”).

The reorganization is not expected to have any federal income tax consequences for the Fund or its shareholders.  Shareholders may wish, however, to consult their own tax advisers regarding state and local tax consequences.

Under the proposed reorganization, Phocas Financial Corporation, the Fund’s investment adviser, would continue to provide portfolio management services to the New Fund as an investment sub-adviser.  Frontegra Asset Management, Inc. would be the New Fund’s investment adviser.  Since the New Fund would be a series of Frontegra Funds, Inc., not AST, its governance and certain shareholder servicing functions would also change.

The proposed reorganization requires the approval of the Fund’s shareholders.  It is anticipated that during the third quarter of 2010, Fund shareholders will receive a proxy statement/prospectus providing them with information about the New Fund and requesting their votes on the proposed reorganization of the Fund at a special meeting of shareholders to be held in late September 2010.  If approved, the reorganization is expected to take place on or about October 8, 2010.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is July 8, 2010.